B E R M U D A I R E L A N D U N I T E D S T A T E S LLOYD’S Investor Presentation March 2009 EXHIBIT 99.1

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INFORMATION CONCERNING FORWARD LOOKING
STATEMENTS AND CERTAIN OTHER INFORMATION
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of both IPC and Max that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q
filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the Securities Exchange Commission (“SEC”).
Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.
This presentation contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,” “anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the most recent reports on Form 10-K, Form 10-Q and other
documents of IPC or Max, as the case may be, on file with the SEC.   Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this presentation.
Additional Information about the Proposed Transaction and Where to Find It:
This material relates to a business combination transaction between IPC and Max which will become the subject of a registration statement filed by IPC with the
SEC and joint proxy statements filed by IPC and Max with the SEC.  This material is not a substitute for the joint proxy statement/prospectus that IPC would file with the Securities and Exchange Commission (“SEC”) or any other documents which IPC or Max may send to their respective shareholders in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER
RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer,
or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.
Participants in the Solicitation:
IPC and Max and their respective directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed transaction.
Information about IPC’s and Max’s directors and executive officers is available in IPC’s and Max’s proxy statements, dated April 29, 2008 and March 19, 2008, respectively for their 2008 annual meetings of shareholders.

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Transaction Overview
Structure
Stock-for-stock merger of equals
Exchange Ratio
0.6429 IPC shares for each Max common share
Fixed exchange ratio
Pro Forma Ownership
(Fully Diluted)
58% by IPC shareholders
42% by Max shareholders
Board of Directors
12 directors in total – 6 directors from Max, including CEO and 6 directors from IPC
Non-Executive Chairman: Ken Hammond
Non-Executive Vice-Chairman: Mario Torsiello
Management
Marty Becker, Chief Executive Officer
Jim Bryce, Non-Executive Chairman of Max IPC Re
Peter Minton, Chief Operating Officer
Joe Roberts, Chief Financial Officer
John Weale, EVP & Treasurer
Company Name
Max Capital Group Ltd.
Headquarters
Hamilton, Bermuda
Approvals
IPC and Max shareholder approvals
Customary regulatory approvals
Expected Closing
Q3 2009

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A diversified, balanced global underwriting platform
Strong and vibrant franchise serving both property & casualty markets
Strong capital base with over $3 billion in capital as of 12/31/08 and minimal leverage
Greater size enhances financial flexibility
Strong and deep management team across the organization
Complementary businesses with little overlap
Greater “margin of safety” in managing capital
Excess capital can be deployed in other underwriting opportunities
Increased ability to be opportunistic in a hardening market
Strategic Rationale
We believe this combination will drive long-term value for all shareholders

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Combining Strong Management With Deep Experience
W. Marston Becker
Chief Executive Officer
Peter Minton
Chief Operating Officer
Joe Roberts
Chief Financial Officer
Previous Experience
Orion Capital / Royal Sun Alliance USA
McDonough Caperton / Acordia
Trenwick
Scudder Kemper Investments
General Reinsurance Company
Morgan Stanley
Overseas Partners Ltd
KPMG
Moore Stephens
James Bryce
Non-Executive Chairman of Max IPC Re
Chief Underwriting Officer of IPC
Senior Management Positions at AIG
Overseas Jurisdictions of Transatlantic and AIG — Tokyo, Hong Kong, London
John Weale
Executive Vice President and Treasurer
AIG (Bermuda)
British Aerospace

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Strong and Well-Capitalized Company
Combined company would have had over $3
billion of shareholders’ equity as of 12/31/08
Conservative operating leverage to support
future growth in business
Ability to more efficiently manage its capital
Enhanced financial flexibility with greater
“margin of safety”
Greater diversification results in higher
capital scores
Free up capital to be deployed in other
underwriting opportunities or returned to
shareholders
Pro forma debt / total capital of under 10%
12/31/2008
Company Equity
1 Everest Re $4,960
2 AXIS 4,461
3 PartnerRe 4,199
4 Arch Capital 3,433
5 Transatlantic 3,198
IPC + Max 3,131
6 RenaissanceRe 3,033
7 OdysseyRe 2,828
8 Aspen 2,779
9 Allied World 2,417
10 Endurance 2,207
11 Validus 1,939
12 IPC Holdings 1,851
13 Platinum Re 1,809
14 Montpelier Re 1,358
15 Max Capital 1,280
16 FlagstoneRe 986
17 Greenlight Capital 485

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Strong Balance Sheet and Capital Base
Combined
____________________
(1) Investment portfolio includes cash.
As of December 31, 2008
($mm)
Investment Portfolio
(1)
$2,235.2 $5,356.9 $7,592.1
Total Assets $2,388.7 $7,252.0 $9,640.7
Loss & LAE Reserves $355.9 $4,305.1 $4,661.0
Stockholders' Equity $1,850.9 $1,280.3 $3,131.3
Corporate Debt $75.0 $241.1 $316.1
Total Debt / Capitalization 3.9% 15.8% 9.2%
Investments / Equity 1.21x 4.18x 2.42x

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We Have A Strong Capital Position to Support Growth
Additional capital to accelerate growth through global operating platform
We expect to reduce cat premiums in 2010 by $50-$75 million (~10% of total property)
We expect to increase retentions on Max’s casualty insurance business
Lloyd’s expected to contribute approximately $150 million in gross premiums in 2009
Opportunistic Expansion in a Hardening Market
2008 GPW $403 $1,254 $1,658
2008 NPW $397 $840 $1,237
12/31/2008 Equity $1,851 $1,280 $3,131
NPW / Equity 0.21x 0.66x 0.40x
____________________
Note: As of 12/31/08.
(1) Does not include potential GAAP purchase accounting adjustments.
($mm)
Pro Forma
(1)

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How the Combined Business is Expected to Change
Anticipated reduction of catastrophe exposures
Improved financial flexibility to opportunistically expand by increasing retentions on seasoned insurance business
Expect each $1 of catastrophe business would be replaced with 2.5x to 3.0x of other business, depending on the class
No material impact expected on underwriting profit – while resulting in more stable underwriting results
50% to 60% combined ratio in property is equivalent to achieving a 80% to 87%
combined ratio based on higher (2.5x to 3.0x) premium leverage
Earnings also enhanced by higher investment income due to longer duration of liabilities
Diversified portfolio of risks will generate more stable underwriting returns

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A Diversified Underwriting Platform
____________________
(1) Based on 2008 gross premiums written, excluding life and annuity\.  As part of a combination, property catastrophe premiums are expected to be reduced by $75 million annually.
(2) Net of reinsurance, reinstatement premiums and taxes, where applicable / available.
(3) Straight average of most recent reported losses as a percent of 6/30/08 equity for: ACGL, AHL, AWH, AXS, ENH, FSR, MRH, ORH, PRE, PTP, RE, RNR and VR.
Full range of coverage - 39% casualty, 43% property and 17% other short tail lines
(1)
Business is diversified by class of business, geography and customer
Stable market presence
Established platforms provide full access to wide array of business
Technical underwriting expertise to manage through market cycles
Catastrophe risk will be limited to 15% to 20% of surplus (current Max internal limits)
Losses from Hurricanes Ike and Gustav were less than peers
Max + IPC
Peer
Average (3)
(2)
Net Losses as a % of 6/30/08 Equity
3.4% 6.7% 5.3% 8.0%

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Life & annuity
P&C long-tail
Other short-tail
Property /
property cat
20%
19%
42%
19%
Property /
property cat
100%
2008 GPW  = $403 million
Reinsurance
Insurance
47%
53%
A Diversified Operating Platform
Reinsurance
Insurance
35%
65%
Life & annuity
P&C long-tail
Other short-tail
Property /
property cat
39%
14%
32%
15%
2008 GPW  = $1,254 million
2008 GPW  = $1,658 million
Max Capital Combined
Reinsurance
100%
IPC Holdings

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Property Casualty
Insurance
Incumbent (Re) Insurers
Class of 2001
Class of 2005
____________________
Looking to return the underwriting balance back toward 50% / 50%
Reinsurance
Diversified Premium Mix: A Key Differentiator
RE
TRH PRE
ORH
AXS
ACGL
ENH
AHL
RNR
AWH
PTP
MXGL
MRH
LRE
VR
IPCR
FSR
Note: Based on full year 2008 property and casualty gross premiums written.  Certain allocations have been estimated.

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Global Reach Through Established Platforms
Bermuda / Dublin
Reinsurance
Bermuda / Dublin
Insurance
Lloyd’s
U.S Specialty Insurance
Major
Classes
Agriculture
Aviation
Excess liability
Medical malpractice
Professional liability
Property
Marine and energy
Whole account
Workers’ comp
Life and annuity
Aviation
Excess liability
Professional liability
Property
Personal accident
Financial institutions
Professional liability
Property
General liability
Marine
Property
Operating
Regions
United States
Latin America
Canada
European Union
Japan
Australia
New Zealand
United States
European Union
United Kingdom
Japan
Denmark
United States
Offices
Bermuda
Dublin
Bermuda
Dublin
Hamburg
London
Leeds
Tokyo
Copenhagen
New York
Philadelphia
Richmond
Atlanta
Dallas
San Francisco

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Disciplined Underwriting Strategy
Post portfolio optimization, no group of risks are expected to expose the firm to a loss (1 in 250 year PML) of more than a
15% to 20% of surplus
One third of portfolio realignment expected to be completed in 2009, with balance during 2010 renewals
Zones expected to require the greatest focus will be Atlantic and California
Other zones requiring trimmed: Gulf, Northern Europe & New England
Expected total potential premium reduction - $50 to $75 million
International books of business are largely complementary
Level of exposure based upon expected ROE and business prospects
Better ROE’s are allocated greater capital
Maintain profitability even in large ‘cat’ years
Correlations across lines will limit some casualty lines
Exposure for most lines of business managed to 1% to 10% of beginning surplus
Targeted underwriting mix over time - 50% / 50% target
Short-tail vs. long-tail
Insurance vs. reinsurance

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Cash
Alternative
Investments
Fixed Income
68%
14%
18%
Cash
Equities
Alternative
Investments
Fixed Income
81%
7%
9%
3%
IPC Holdings Max Capital
Cash
Equities
Alternative
Investments
Fixed Income
71%
12%
3%
14%
A Strong and Liquid Investment Portfolio
Combined
$5.4 billion $7.6 billion
Target investment portfolio allocation of 88%-90% cash and fixed income securities and
10%-12% alternative and equity investments
____________________
As of December 31, 2008.
$2.2 billion

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Investment Strategy
High quality fixed income strategy for 88% to 90% of invested assets
Duration, yield curve, and currency matched to the company’s liabilities
High quality - “A” and above securities only / average “Aa” portfolio quality
Focus on liquid securities – government, agency, and agency MBS
10% to 12% invested in alternative and equity assets
Allocation for combined in line with peers
Long only, separately managed asset classes
Fund of hedge funds – not to exceed 7% of invested assets

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BB or lower
BBB
A
AA
AAA
Gov't
agencies
Treasuries
Cash
20.9%
9.0%
12.6%
33.6%
8.7%
13.7%
1.3%0.2%
High Quality Fixed Income Portfolio
Max Capital
$4,541 million
____________________
As of December 31, 2008. Combined cash and fixed income of $6.4 billion.
Cash
Treasuries
Gov't
agencies
AAA
AA
A
BBB
BB or
lower
4.1%
0.9%
9.6%
43.9%
22.2%
18.8%
0.4%
0.1%
IPC Holdings
$1,870 million

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Highlights of IPC / Max Merger of Equals
Enhanced size and scale
The combined company is expected to have shareholders’ equity of over $3 billion, which should lead to improved financial strength and flexibility
Global platform and diversified business mix
The combined company will have a diversified specialty insurance & reinsurance business, with underwriting facilities in Bermuda, Dublin, at Lloyd's and in six major US cities
Management and underwriting talent
Highly experienced management and underwriting teams with long-standing industry knowledge and relationships.  IPC has been in operation for longer than 15 years and Max for approximately 9 years

B E R M U D A I R E L A N D U N I T E D S T A T E S LLOYD’S Creating a World Class Specialty Insurer and Reinsurer March 2009